UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): February 1, 2025

ROYALTY MANAGEMENT HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-40233	86-1599759
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12115 Visionary Way, Suite 174, Fishers Indiana, 46038

(Address of principal executive offices)

(317) 855-9926

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2025, Royalty Management Holding Corporation (or the “Company”) was informed by Kirk Taylor, the Company’s Chief Financial Officer, that he will resign from such position effective February 1, 2025. Kirk Taylor’s resignation was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including accounting principles and practices.

Concurrently, effective February 1, 2025 and in connection with Kirk Taylor’s resignation, the Board appointed Amanda Kruse as the Company’s Chief Financial Officer and Principal Accounting Officer.

Amanda has over 15 years of experience in public accounting and various roles as financial controller and financial accounting. Amanda has implemented several scalable accounting and financial processes to ensure checks and balances and cost controls. Amanda is a graduate of Kelley School of Business at Indiana University in Indianapolis with a Bachelor of Science in Business and a Master of Science in Accounting.

No family relationships exist between Amanda Kruse and any of the Company’s directors or other executive officers. There are no other arrangements between Amanda. Kruse and any other person pursuant to which she was selected as an officer, nor are there any transactions to which the Company is or was a participant and in which Amanda Kruse has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On February 5, 2025, the Company issued a press release announcing the resignation of Kirk Taylor and the appointment of Amanda Kruse as its Chief Financial Officer, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

This information is furnished pursuant to Item 7.01 “Regulation FD Disclosure,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached hereto and filed herewith.

Exhibit No.	Description
99.1	Press Release Dated February 5, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royalty Management Holding Corporation

Date: February 5, 2025	By:	/s/ Thomas M. Sauve
Thomas M. Sauve
Chief Executive Officer

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